THE ADVISORS' INNER CIRCLE FUND







 THE STERLING CAPITAL FUNDS
 ANNUAL REPORT                                                 OCTOBER 31, 2001


                                          Sterling Capital Small Cap Value Fund
                                                 Sterling Capital Balanced Fund


                            [STERLING LOGO OMITTED]
                                 CAPITAL FUNDS
                                 -------------

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS

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                                TABLE OF CONTENTS

--------------------------------------------------------------------------------

Overview of Economic and Market Conditions ..............................     1
Statements of Net Assets ................................................     7
Statements of Operations ................................................    17
Statements of Changes in Net Assets
     Small Cap Value Fund ...............................................    18
     Balanced Fund ......................................................    19
Financial Highlights
     Small Cap Value Fund ...............................................    20
     Balanced Fund ......................................................    21
Notes to the Financial Statements .......................................    22
Shareholder Voting Results (Unaudited) ..................................    26
Report of Independent Public Accountants ................................    27
Notice to Shareholders (Unaudited) ......................................    28
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

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          OCTOBER 31, 2001
--------------------------------------------------------------------------------

November 2001

To Our Fellow Shareholders:

OVERVIEW OF ECONOMIC AND MARKET CONDITIONS

As the year 2001 comes to an end we find ourselves with both economic and market conditions not seen in at least a decade and in some respects perhaps not for a generation. The economy is weak and the outlook is unclear. Our country has been attacked and we have responded with courage and conviction, and while the outcome is certain, the duration of the conflict and the effect on our lives, the economy and the markets is not.

The economy has been weakening since the second quarter of 2000, but it was not until the beginning of this year that the Federal Reserve responded. Since January the Federal Reserve has cut interest rates 9 times, an unprecedented attempt to stave off recession. Unfortunately, the terrorist attacks on September 11th caused enough disruption to assure us of at least two consecutive quarters of shrinking GDP, the most widely accepted definition of a recession.

The events that have brought us to this point have created sharply different profiles for the equity and fixed income markets. Stocks, in general, have performed poorly this year. Fixed income securities have performed extremely well. Periods like this often test our resolve about sticking with a long-term strategy of commitment to stocks. It is easy to question the wisdom of investing in equities when it appears the economy is sinking and earnings are disappointing. We thought it would be instructive to look at history and determine whether it paid for investors to consider recessions in allocating between different asset classes. Since 1947, there have been 33 quarters (15%) in which GDP contracted compared with 182 quarters (85%) of expansion. If we were to annualize the total return in the stock market during those negative quarters we would find that the total return of 12.96% compares with 12.99% for the expanding quarters. Now if we were to annualize the quarter preceding the negative GDP quarter, we would get a total annualized return of (2.0)%.

Now a separate data point; Of the last 9 recessions, not one was predicted by the Blue Chip Consensus, Council of Economic Forecasters, Congressional Budget Office, or the staffers at the Federal Reserve according to the Washington Post. These folks spend all of their time and get paid a lot of money to analyze the economy and with dismal results. There have been numerous studies on the predictive abilities of economists as a group with similarly poor results. In a nutshell, recessions are extraordinarily difficult to predict, usually brought on by a combination of overly aggressive interest rate policy and some unpredictable exogenous event

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          OCTOBER 31, 2001
--------------------------------------------------------------------------------

(terrorist attacks). The only logical conclusion we can draw is that the investor should not spend any time analyzing "the economy" in determining asset allocation or market timing strategies.

Nevertheless, investors should be aware of the challenges to corporate profitability over the next year that will likely make headlines and stand ready to make further commitments when the prevailing moods are most pessimistic. A few of the challenges to corporate profitability over the next year include: 1) weaker demand for goods and services, 2) rising insurance rates in both medical and commercial lines, and 3) increased pension plan expenses due to plan assets falling short of plan obligations. Companies will likely employ cost reduction strategies (e.g. layoffs, restructurings, reduced benefits) and raise prices whenever possible. While we should prepare for pessimism in corporate results over the near term, we recognize the exceptional values that will be created in this environment. In summary, we find the current climate appealing for the long-term value-oriented investor.

EQUITY COMMENTARY

The Sterling Capital Small Cap Value Fund returned 6.70% for the year ended October 31, 2001, compared to the Russell 2000 Value Index return of 8.75%.

Within the small cap value portfolio the first part of the year was marked by takeover activity (True North Communications / Interpublic, E.W. Blanche / Benfield Greig, Galileo Intl. / Cendant, Nova / U.S. Bancorp). This activity is not surprising given our focus on discounted cash flows and private market activity in determining a company's intrinsic value. The valuation of a business is core to Sterling's investment process. We can only know whether the stock market is giving us an investment opportunity by comparing the company's stock price to its underlying intrinsic value. This process is lost on some investors who rely on characteristics of the stock price movement as a primary tool in their investment process (e.g. momentum investors).

The Sterling Capital Balanced Fund returned (6.60)% for the year ended October 31, 2001. The Balanced Index (60% S&P 500/BARRA Value/40% Lehman U.S. Government / Corporate Index) returned (5.84)% for the same period.

This past year we have continued to see a reversal of the equity market trends that were so prominent in 1998, 1999 and early 2000. In those periods the best performing asset class was large cap growth stocks. Small cap value stock prices either went nowhere or when they did move they moved lower. Since March 2000 the opposite has been true. This year, while few stock sectors have done well, small cap value has

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          OCTOBER 31, 2001
--------------------------------------------------------------------------------

held up the best while all large cap stocks, both growth and value have declined. The large cap equity portion of the Sterling Balanced Fund declined through the same period relative to its benchmark, the S&P 500/BARRA Value Index.

Nevertheless, different buyers of public securities are working with different sets of assumptions. This can be summarized by looking at three groups of public market buyers: strategic buyers, financial buyers, and public buyers.

STRATEGIC BUYERS

Strategic buyers can be defined as corporations that are in the same or similar line of business as the acquired company. Hence, there is some "strategic rationale" for the acquisition. These buyers are usually in a position to pay a premium over other buyers due to their ability to cut duplicative costs and (or) obtain a more attractive form of financing (e.g. tax-free transaction using high-priced stock). As an example, Interpublic Group's (IPG-$28) acquisition of True North Communications (TNO-$33) was a tax-free stock for stock transaction. IPG announced that they expect to achieve $300 million in savings from duplicative costs that can be eliminated post the transaction. These assumptions allow a strategic buyer to place a higher valuation on a business than other buyers.

FINANCIAL BUYERS

Financial buyers include leveraged buy-out (LBO) firms, merchant banking firms, private equity firms, etc. These groups seek above average rates of return for their investors and usually are able to influence the direction of a company. Traditional LBO firms value businesses on a discounted cash flow state but use a much more leveraged capital structure to achieve the required rates of return. The thought process is to take maximum advantage of the tax laws (e.g. interest deductibility, stepped-up assets, and over-funded pensions) and achieve maximum cash generation from the acquired company before selling it to public buyers via an IPO or to a strategic buyer at some later date. Using a more tax-efficient capital structure usually allows these buyers to pay a premium for a company with a depressed stock price.

PUBLIC BUYERS

Public buyers can include all non-strategic, non-control buyers of public securities. These buyers will typically value a business in its going-concern state. These buyers will likely discount the future cash flows as they are currently structured in determining the value of the business. Public buyers can get involved in non going- concern business valuations as well (e.g. bankruptcy workouts, risk-arbitrage, spin-offs, etc.) but do not have the ability to influence the outcome, and hence, have

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          OCTOBER 31, 2001
--------------------------------------------------------------------------------

to rely on a probability and time value of money calculations. These buyers are the primary force in "setting the market" for most securities on the national exchanges.

While Sterling, like most money managers, is a public buyer by definition, we are very aware of both the mindset and transaction records of these alternate buyers. Our private market database categorizes transactions by both valuation and type of buyer. This awareness combined with our own normalized discounted cash flow analysis has resulted in quite a few acquisitions of our portfolio companies over the years. Large portfolio gains from Nova Corp. (acquisition by U.S. Bancorp - 80% over cost) and Galileo International (acquisition by Cendant Corp. - 110% over cost) are examples of our focus on these metrics.

Over the second half of the year financing in the capital markets for acquisitions became very hard to come by. This fact, combined with the continued slowdown in economic activity began to take its toll. The events of September 11th caused significant depreciation to the overall portfolio, as investors grew very concerned about the long-range impact of terrorism. As we finished the fiscal year, however, a note of optimism began to appear as the markets, and the country, rebounded.

FIXED INCOME COMMENTARY

The fixed income portion of the Sterling Partners' Balanced portfolio has greatly benefited from two major trends in the fixed income markets this year. First, the portfolio has maintained a somewhat longer duration position throughout the year. This has paid off well as rates have fallen to levels not seen since the 1960's. Second, our emphasis on higher quality investments has also brought value to the portfolio. During this period of weakening economic activity rates on bonds issued by lower quality credits have not fallen nearly as much as rates on Treasury, agency, asset backed securities and mortgages. Our focus on these latter asset groups has worked well.

We appreciate your continued confidence in Sterling.

Sincerely,


STERLING CAPITAL MANAGEMENT, LLC


           ALL PERFORMANCE PRESENTED IN THIS REPORT IS HISTORICAL AND
            SHOULD NOT BE CONSTRUED AS A GUARANTEE OF FUTURE RESULTS.
           THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT
             WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. A PORTFOLIO'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL
                          DIVIDENDS AND CAPITAL GAINS.

                 THERE ARE NO ASSURANCES THAT A PORTFOLIO WILL
                           MEET ITS STATED OBJECTIVES.

        A PORTFOLIO'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE
         BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED
               RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          SMALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE STERLING CAPITAL SMALL CAP VALUE FUND, VERSUS THE RUSSELL 2000 VALUE INDEX(1) AND THE RUSSELL 2000 INDEX.(1)

AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 2001

--------------------------------------
                          Annualized
                         Inception to
1 Year        3 Years        Date*
--------------------------------------
11.07%         6.70%        11.51%

[GRAPH OMITTED] [PLOT POINTS FOLLOW]

                 Sterling Small      Russell          Russell
                Cap Value             2000             2000
                     Fund             Index         Value Index
1/2/97*             10,000           10,000           10,000
1997                13,734           12,105           12,609
1998                12,350           10,671           11,640
1999                13,464           12,257           11,723
2000                15,856           14,391           13,751
2001                16,918           12,564           14,955

                     Periods ended on October 31st

 * Fund commenced operations on 1/2/97. Index comparisons begin on 12/31/96. ** These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
(1) The Russell 2000 Value Index contains those Russell 2000 securities, which have lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect transaction costs. Previously, the Fund's return had been compared to the Russell 2000 Index, but the Adviser believes the Russell 2000 Value Index is better suited for measuring the performance of value oriented funds such as the Small Cap Value Fund. The previous index, the Russell 2000 Index, is comprised of the smallest 2000 companies out of the 3000 largest U.S. companies.

    INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A PORTFOLIO'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE
     INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. A
            DIRECT INVESTMENT IN AN UNMANAGED INDEX IS NOT POSSIBLE.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          BALANCED FUND


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE STERLING CAPITAL BALANCED FUND, VERSUS THE S&P 500/BARRA Value Index(1), the Balanced Index(2), the Lehman U.S. Government/Credit Index(3), and the S&P 500 Composite Index.(1)

AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 2001
------------------------------------------------------------------
                                                      Annualized
                                                     Inception to
1 Year        3 Years      5 Years         10 Years      Date*
------------------------------------------------------------------
-6.60%         1.11%        6.19%            8.14%       8.09%

[GRAPH OMITTED] [PLOT POINTS FOLLOW]

            Sterling        S&P 500       Lehman U.S.       S&P 500    S&P 500/
            Balanced       Composite      Government/      Composite    BARRA
              Fund          Index        Credit Index        Index   Value Index
10/31/99      10,000       10,000           10,000          10,000      10,000
10/92         10,865       10,995           11,051          11,033      10,829
10/93         12,194       12,631           12,561           12,627     13,445
10/94         12,274       13,119           11,978           12,682     13,740
10/95         14,021       16,583           13,913           15,507     16,904
10/96         16,197       20,576           14,663           18,042     21,064
10/97         19,854       27,182           15,955           22,111     27,320
10/98         21,161       33,161           17,594           26,064     30,527
10/99         22,244       41,674           17,478           29,880     36,331
10/00         23,419       44,212           18,720           31,906     39,848
10/01         21,873       33,203           21,588           28,617     32,512

                         Periods ended on October 31st

 * Fund commenced operations on 3/15/91. Index comparisons begin on 10/31/91. ** These figures represent past performance.Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
(1) The S&P 500/BARRA Value Index is a widely-recognized, capitalization weighted index of companies in the S&P 500 with lower book-to-price ratios. The index is unmanaged and does not reflect any transaction costs. Previously, the Fund's returns had been compared to the S&P 500 Index, but the Adviser believes the S&P 500/BARRA Value Index is better suited for measuring the performance of value-oriented funds, such as the Balanced Fund. The previous index, the S&P 500 Index, is a widely-recognized, market capitalization weighted (higher market capitalization stocks have more influence than lower market capitalization stocks) growth oriented index of 500 stocks designed to mimic the overall equity market's industry weightings.
(2) The Balanced Index is a hypothetical combination of unmanaged indices, reflecting the Fund's neutral mix of 60% stocks and 40% bonds (60% S&P 500/BARRA Value Index/40% Lehman Brothers Government/ Corporate Index.
(3) Lehman U.S. Government/Credit Index is an unmanaged index of investment grade bonds, including U.S. government treasury bonds, corporate bonds and yankee bonds.

    INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A PORTFOLIO'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE
 INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. A DIRECT
               INVESTMENT IN AN UNMANAGED INDEX IS NOT POSSIBLE.

STATEMENT OF NET ASSETS
STERLING CAPITAL FUNDS
SMALL CAP VALUE FUND                                            OCTOBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 COMMON STOCK -- 94.8%
--------------------------------------------------------------------------------
                                                                         MARKET
                                                           SHARES         VALUE
                                                          ---------   ----------

AGRICULTURE -- 2.1%
   Delta & Pine Land                                      124,975   $  2,255,799
                                                                    ------------
AIR TRANSPORTATION -- 1.9%
   EGL*                                                   176,800      2,137,512
                                                                    ------------
APPAREL/TEXTILES -- 1.4%
   Kellwood                                                43,500        847,815
   Unifi*                                                  85,075        642,316
                                                                    ------------
                                                                       1,490,131
                                                                    ------------
BANKS -- 6.0%
   Commercial Federal                                     104,875      2,617,680
   Pacific Century Financial                              171,600      3,998,280
                                                                    ------------
                                                                       6,615,960
                                                                    ------------
BASIC RESOURCES -- 2.6%
   Rayonier                                                65,575      2,805,298
                                                                    ------------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.5%
   Hollinger International                                160,299      1,655,889
                                                                    ------------
BUILDING & CONSTRUCTION -- 1.9%
   Texas Industries                                        67,625      2,035,512
                                                                    ------------
CHEMICALS -- 4.7%
   Cytec Industries*                                      135,125      3,233,541
   Millennium Chemicals                                   207,400      1,976,522
                                                                    ------------
                                                                       5,210,063
                                                                    ------------
COMMUNICATIONS EQUIPMENT -- 2.9%
   Andrew Corporation*                                    175,450      3,187,926
                                                                    ------------
COMPUTER SERVICES, PRODUCTS & EQUIPMENT -- 12.1%
   Brady, Cl A                                             95,805      3,028,396
   Dendrite International*                                209,900      2,082,208
   Paxar*                                                 157,350      1,738,717
   Progress Software*                                      78,925      1,167,301
   ProQuest Company*                                       79,525      2,719,755
   Wallace Computer Services                              168,750      2,615,625
                                                                    ------------
                                                                      13,352,002
                                                                    ------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
STERLING CAPITAL FUNDS
SMALL CAP VALUE FUND                                            OCTOBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------
                                                                         MARKET
                                                          SHARES          VALUE
                                                       ------------    ---------
CONSUMER DISCRETIONARY -- 7.2%
   American Greetings                                    182,100    $  2,553,042
   Blyth                                                 141,700       2,758,899
   Callaway Golf                                         184,350       2,634,361
                                                                    ------------
                                                                       7,946,302
                                                                    ------------
DIVERSIFIED MANUFACTURING -- 11.1%
   Crane                                                 118,750       2,432,000
   National Service Industries                           139,750       2,479,165
   Pittston Brink's Group                                254,275       4,894,794
   SPS Technologies*                                      31,525         942,597
   Tredegar                                               81,750       1,451,063
                                                                    ------------
                                                                      12,199,619
                                                                    ------------
ENTERTAINMENT -- 5.7%
   Gaylord Entertainment*                                122,700      2,552,160
   Speedway Motorsports*                                 156,250      3,660,937
                                                                    ------------
                                                                       6,213,097
                                                                    ------------
FINANCIAL SERVICES -- 5.9%
   Metris                                                172,850       2,801,898
   Waddell & Reed Financial                              143,097       3,647,543
                                                                    ------------
                                                                       6,449,441
                                                                    ------------
FOOD, BEVERAGE & TOBACCO -- 0.5%
   Ralcorp Holdings*                                      27,725         540,638
                                                                    ------------
INSURANCE -- 3.0%
   Phoenix*                                              149,000       1,914,650
   Stewart Information Services*                          73,185       1,397,834
                                                                    ------------
                                                                       3,312,484
                                                                    ------------
MEDICAL PRODUCTS & SERVICES -- 9.7%
   Arrow International                                    44,775       1,703,689
   Edwards Lifesciences*                                 162,850       4,136,390
   Haemonetics of Mass*                                  127,550       4,859,655
                                                                    ------------
                                                                      10,699,734
                                                                    ------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
STERLING CAPITAL FUNDS
SMALL CAP VALUE FUND                                            OCTOBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCK -- CONCLUDED
--------------------------------------------------------------------------------
                                                                        MARKET
                                                          SHARES        VALUE
                                                       ------------    ---------

MISCELLANEOUS BUSINESS SERVICES -- 1.2%
   Insurance Auto Auctions*                               88,900    $  1,290,828
                                                                    ------------
PETROLEUM & FUEL PRODUCTS -- 3.7%
   Forest Oil*                                            47,800       1,309,720
   Smith International*                                   29,900       1,414,270
   Varco International*                                   91,100       1,366,500
                                                                    ------------
                                                                       4,090,490
                                                                    ------------
PRINTING & PUBLISHING -- 1.8%
   Bowne                                                 187,200       1,956,240
                                                                    ------------
REAL ESTATE -- 1.8%
   Avatar Holdings*                                       83,650       2,025,167
                                                                    ------------
SEMICONDUCTORS -- 3.6%
   Axcelis Technologies*                                 305,400       4,003,794
                                                                    ------------
TELEPHONES & TELECOMMUNICATIONS -- 1.1%
   Davox*                                                110,175         976,151
   Microcell Telecommunications*                         202,700         281,611
                                                                    ------------
                                                                       1,257,762
                                                                    ------------
WIRE & CABLE PRODUCTS -- 1.4%
   Belden                                                 78,200       1,564,782
                                                                    ------------
   TOTAL COMMON STOCK
      (Cost $110,406,377)                                            104,296,470
                                                                    ------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
STERLING CAPITAL FUNDS
SMALL CAP VALUE FUND                                            OCTOBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 SHORT TERM INVESTMENT -- 5.3%
--------------------------------------------------------------------------------
                                                           FACE         MARKET
                                                          AMOUNT        VALUE
                                                        ----------    ----------

 REPURCHASE AGREEMENT -- 5.3%
   J.P. Morgan Chase, 2.50%, dated 10/31/01,
      due 11/01/01 to be repurchased at $5,828,481
      collateralized by U. S. Government Obligations
      valued at $5,944,822                              $5,828,065 $  5,828,065
                                                                   ------------
   Total Short-Term Investment
      (Cost $5,828,065)                                               5,828,065
                                                                   ------------
   TOTAL INVESTMENTS -- 100.1%
      (Cost $116,234,442)                                           110,124,535
                                                                   ------------
   OTHER ASSETS AND LIABILITIES, NET -- (0.1)%                         (102,551)
                                                                   ------------
--------------------------------------------------------------------------------
 NET ASSETS:
--------------------------------------------------------------------------------
   Portfolio Shares of Institutional Class
      (25,000,000 authorized-- $.001 par value) based
      on 7,858,483 outstanding shares of beneficial interest        108,935,330
   Accumulated net realized gain on investments                       7,196,561
   Net unrealized depreciation on investments                        (6,109,907)
                                                                   ------------
   Total Net Assets -- 100.0%                                      $110,021,984
                                                                   ============
   Net Asset Value, Offering and Redemption
      Price Per Share                                                    $14.00
                                                                   ============
  *  NON-INCOME PRODUCING SECURITY
 CL  CLASS


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
STERLING CAPITAL FUNDS
BALANCED FUND                                                  OCTOBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 COMMON STOCK -- 49.1%
--------------------------------------------------------------------------------
                                                                       MARKET
                                                           SHARES       VALUE
                                                         ---------  ----------
AIRCRAFT -- 0.5%
   Boeing                                                   6,125   $   199,675
                                                                    -----------
AUTOMOTIVE -- 0.6%
   Ford Motor                                              15,300       245,565
                                                                    -----------
BANKS -- 9.1%
   Bank of America                                          7,040       415,290
   Bank One                                                15,700       521,083
   Citigroup                                               10,191       463,894
   JP Morgan Chase                                         20,941       740,474
   Keycorp                                                 32,250       685,635
   Wachovia                                                19,525       558,415
   Wells Fargo                                             12,225       482,887
                                                                    -----------
                                                                      3,867,678
                                                                    -----------
BASIC RESOURCES -- 0.4%
   Rayonier                                                 3,850       164,703
                                                                    -----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 0.8%
   Comcast, Cl A*                                          10,100       361,984
                                                                    -----------
CHEMICALS -- 2.1%
   Praxair                                                 18,925       892,881
                                                                    -----------
COMPUTER SERVICES, PRODUCTS & EQUIPMENT -- 1.3%
   Compaq Computer                                          1,400        12,250
   International Business Machines                          3,250       351,227
   Solectron*                                               1,700        20,910
   Unisys*                                                 20,550       183,512
                                                                    -----------
                                                                        567,899
                                                                    -----------
CONSUMER DISCRETIONARY -- 0.3%
   Energizer Holdings*                                      9,116       150,323
                                                                    -----------
CONSUMER PRODUCTS -- 1.1%
   Black & Decker                                           5,850       193,576
   Fortune Brands                                           7,475       275,454
                                                                    -----------
                                                                        469,030
                                                                    -----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
STERLING CAPITAL FUNDS
BALANCED FUND                                                   OCTOBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------

                                                                         MARKET
                                                          SHARES         VALUE
                                                        ----------    ----------

DIVERSIFIED MANUFACTURING -- 1.4%
   Honeywell International                                 1,800     $    53,190
   Illinois Tool Works                                     9,175         524,810
                                                                     -----------
                                                                         578,000
                                                                     -----------
ELECTRICAL SERVICES -- 2.9%
   Duke Energy                                            13,175         506,052
   Exelon                                                 17,715        745,270
                                                                     -----------
                                                                       1,251,322
                                                                     -----------
ENTERTAINMENT -- 2.1%
   AOL Time Warner*                                       14,425         450,204
   Viacom, Cl B*                                          12,225         446,335
   Walt Disney                                             1,200          22,308
                                                                     -----------
                                                                         918,847
                                                                     -----------
FINANCIAL SERVICES -- 3.3%
   Franklin Resources                                      8,325         267,232
   Freddie Mac                                            12,075         818,927
   Morgan Stanley Dean Witter                              6,500         317,980
                                                                     -----------
                                                                       1,404,139
                                                                     -----------
FOOD, BEVERAGE & TOBACCO -- 0.5%
   Philip Morris                                           4,175         195,390
                                                                     -----------
HOTELS & LODGING -- 1.0%
   Marriott International, Cl A                           13,175         412,773
                                                                     -----------
INSURANCE -- 4.2%
   Allstate                                                4,425         138,856
   American International Group                           12,250         962,850
   Metlife                                                12,225         328,853
   Safeco                                                 12,225         377,019
                                                                     -----------
                                                                       1,807,578
                                                                     -----------
MEDICAL PRODUCTS & SERVICES -- 1.1%
   Abbott Laboratories                                     5,725         303,310
   Baxter International                                    3,900         188,643
                                                                     -----------
                                                                         491,953
                                                                     -----------
MISCELLANEOUS BUSINESS SERVICES -- 0.5%
   First Data                                              3,150         212,845
                                                                     -----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
STERLING CAPITAL FUNDS
BALANCED FUND                                                   OCTOBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 COMMON STOCK -- CONCLUDED
--------------------------------------------------------------------------------
                                                                         MARKET
                                                          SHARES          VALUE
                                                       -----------    ----------

OIL & GAS SERVICES -- 0.1%
   Schlumberger                                              675     $    32,684
                                                                     -----------
PETROLEUM REFINING -- 6.2%
   ChevronTexaco                                           6,590         583,544
   Exxon Mobil                                            13,095         516,598
   Royal Dutch Petroleum, NY Shares                       18,375         928,121
   USX-Marathon Group                                     21,750         600,083
                                                                     -----------
                                                                       2,628,346
                                                                     -----------
PIPELINES -- 0.2%
   Enron                                                   7,100          98,690
                                                                     -----------
RAILROADS -- 1.0%
   Norfolk Southern                                       24,525         410,794
                                                                     -----------
RETAIL -- 1.6%
   Sears Roebuck                                           9,200         356,684
   Toys R US*                                             16,275         309,225
                                                                     -----------
                                                                         665,909
                                                                     -----------
SEMICONDUCTORS -- 1.2%
   Applied Materials*                                      6,125         208,924
   JDS Uniphase*                                          10,825          86,492
   National Semiconductor*                                 9,200         239,016
                                                                     -----------
                                                                         534,432
                                                                     -----------
STEEL & STEEL WORKS -- 0.5%
   Alcoa                                                   6,125         197,654
                                                                     -----------
TELEPHONES & TELECOMMUNICATIONS -- 5.1%
   Alltel                                                  7,625         435,692
   AT&T                                                   33,700         513,925
   AT&T Wireless Services*                                10,854         156,732
   Nortel Networks                                        16,625          96,591
   SBC Communications                                     11,160         425,308
   Verizon Communications                                 10,700         532,967
                                                                     -----------
                                                                       2,161,215
                                                                     -----------
   TOTAL COMMON STOCK
      (Cost $22,396,654)                                              20,922,309
                                                                     -----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
STERLING CAPITAL FUNDS
BALANCED FUND                                                  OCTOBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 U.S. GOVERNMENT & AGENCY SECURITIES -- 4.2%
--------------------------------------------------------------------------------
                                                            FACE        MARKET
                                                           AMOUNT        VALUE
                                                          ---------   ----------

ASSET BACKED SECURITY -- 2.4%
   Capital One Master Trust, Series 2001-5, Cl A
      5.300%, 06/15/09                                   $1,000,000  $ 1,033,125
                                                                     -----------
MORTGAGE-BACKED SECURITY -- 1.8%
   Freddie Mac (Gold) Pool #C00255
      7.000%, 09/01/23                                      718,960      755,797
                                                                     -----------
   TOTAL U.S. GOVERNMENT & AGENCY SECURITIES
      (Cost $1,725,288)                                                1,788,922
                                                                     -----------
--------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS -- 8.7%
--------------------------------------------------------------------------------
U.S. TREASURY NOTES -- 8.7%
      6.000%, 08/15/09                                      750,000      842,490
      5.625%, 05/15/08                                    1,950,000    2,136,908
      5.000%, 02/15/11                                      700,000      738,822
                                                                     -----------
                                                                       3,718,220
                                                                     -----------
   TOTAL U.S. TREASURY OBLIGATIONS
      (Cost $3,370,241)                                                3,718,220
                                                                     -----------
--------------------------------------------------------------------------------
 CORPORATE BONDS -- 26.9%
--------------------------------------------------------------------------------
COMPUTERS & SERVICES -- 4.2%
   International Business Machines
      5.375%, 02/01/09                                    1,750,000    1,765,313
                                                                     -----------
CONSUMER NON-DURABLES -- 2.6%
   Procter & Gamble
      6.875%, 09/15/09                                    1,000,000    1,111,250
                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES -- 5.8%
   General Electric Capital*
      8.850%, 03/01/07                                    1,080,000    1,305,774
   General Electric Capital, Series A, MTN*
      7.375%, 01/19/10                                    1,000,000    1,140,000
                                                                     -----------
                                                                       2,445,774
                                                                     -----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
STERLING CAPITAL FUNDS
BALANCED FUND                                                  OCTOBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CORPORATE BONDS -- CONCLUDED
--------------------------------------------------------------------------------

                                                             FACE       MARKET
                                                            AMOUNT       VALUE
                                                         ----------- -----------
ELECTRICAL SERVICES -- 2.9%
   Tennessee Valley Authority, Series G
      5.375%, 11/13/08                                   $1,200,000  $ 1,249,884
                                                                     -----------
FINANCIAL SERVICES -- 7.5%
   Household Finance Corporation
      7.875%, 03/01/07                                    1,000,000    1,120,000
   Morgan Stanley  Dean Witter
      6.750%, 04/15/11                                    1,000,000    1,046,288
   Wells Fargo Financial
      5.875%, 08/15/08                                    1,000,000    1,044,355
                                                                     -----------
                                                                       3,210,643
                                                                     -----------
RETAIL -- 3.9%
   Wal-Mart Stores
      6.875%, 08/10/09                                    1,500,000    1,676,250
                                                                     -----------
   TOTAL CORPORATE BONDS
      (Cost $10,959,646)                                              11,459,114
                                                                     -----------
--------------------------------------------------------------------------------
 REGISTERED INVESTMENT COMPANIES
--------------------------------------------------------------------------------

                                                           SHARES
                                                         ----------
REGISTERED INVESTMENT COMPANIES -- 5.1%
   IShares Russell 1000 Value Index                          29,500    1,523,970
   IShares S&P 500/Barra Value Index                         13,000      668,980
                                                                     -----------
   TOTAL REGISTERED INVESTMENT COMPANIES
      (Cost $2,227,549)                                                2,192,950
                                                                     -----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
STERLING CAPITAL FUNDS
BALANCED FUND                                                   OCTOBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 SHORT TERM INVESTMENT -- 8.2%
--------------------------------------------------------------------------------

                                                              FACE       MARKET
                                                             AMOUNT       VALUE
                                                           ---------  ---------
REPURCHASE AGREEMENT-- 8.2%
   JP Morgan Chase, 2.480%, dated 10/31/01
     due 11/01/01 to be repurchased at
      $3,501,746, (collateralized by U.S.
      Government Agency Obligations valued
      at $3,576,456)
      (Cost $3,501,504)                                  $3,501,504 $ 3,501,504
                                                                    -----------
   Total Short-Term Investment
      (Cost $3,501,504)                                               3,501,504
                                                                    -----------
   TOTAL INVESTMENTS -- 102.2%
      (Cost $44,180,884)                                             43,583,019
                                                                    -----------
   OTHER ASSETS AND LIABILITIES, NET -- (2.2)%                         (932,451)
                                                                    -----------
--------------------------------------------------------------------------------
 NET ASSETS:
--------------------------------------------------------------------------------
   Portfolio Shares of Institutional Class
      (25,000,000 authorized -- $.001 par value) based
      on 4,256,391 outstanding shares of beneficial interest         43,391,062
   Undistributed net investment income                                   70,906
   Accumulated net realized loss on investments                        (240,011)
   Net unrealized depreciation on investments                          (571,389)
                                                                    -----------
   Total Net Assets -- 100.0%                                       $42,650,568
                                                                    ===========
   Net Asset Value, Offering and Redemption
      Price Per Share                                                    $10.02
                                                                    ===========
     * NON-INCOME PRODUCING SECURITY
    CL CLASS
   MTN MEDIUM TERM NOTE

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
STERLING CAPITAL FUNDS                                         OCTOBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                        SMALL CAP
                                                          VALUE        BALANCED
                                                           FUND          FUND
                                                     -------------- -----------
INVESTMENT INCOME
Dividends ..........................................  $ 1,253,476   $   457,744
Interest ...........................................      240,533     1,084,652
                                                      -----------   -----------
   TOTAL INVESTMENT INCOME .........................    1,494,009     1,542,396
                                                      -----------   -----------
EXPENSES
Investment Advisory Fees -- Note 5 .................      940,800       338,776
Administrative Fees -- Note 4 ......................      151,070        82,610
Shareholder Servicing Fees -- Note 4 ...............        5,040         2,321
Transfer Agent Fees ................................       76,118        70,228
Custodian Fees -- Note 5 ...........................        8,706         2,896
Registration Fees ..................................       33,580        23,375
Professional Fees ..................................       45,372        29,282
Printing Fees ......................................       14,950         7,325
Directors' Fees ....................................        7,504         6,221
Other Expenses .....................................        8,995        11,224
                                                      -----------   -----------
Total Expenses .....................................    1,292,135       574,258
Less:
Waiver of Investment Advisory Fees -- Note 5 .......     (116,125)      (74,156)
                                                      -----------   -----------
Total Net Expenses .................................    1,176,010       500,102
                                                      -----------   -----------
NET INVESTMENT INCOME ..............................      317,999     1,042,294
                                                      -----------   -----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS ............    7,665,324       (66,765)
NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS   (6,463,148)   (4,027,650)
                                                      -----------   -----------
NET GAIN (LOSS) ON INVESTMENTS .....................    1,202,176    (4,094,415)
                                                      -----------   -----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
        FROM OPERATIONS ............................  $ 1,520,175   $(3,052,121)
                                                      ===========   ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
STERLING CAPITAL FUNDS
SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                                             YEAR       YEAR
                                                             ENDED     ENDED
                                                           OCTOBER 31, OCTOBER 31,
                                                              2001       2000
                                                           ----------- ------------
INVESTMENT ACTIVITIES:
   Net Investment Income ..............................  $    317,999 $    207,811
   Net Realized Gain ..................................     7,665,324    6,583,617
   Net Change in Unrealized Appreciation (Depreciation)    (6,463,148)     942,886
                                                         ------------ ------------
   Net Increase in Net Assets Resulting
     from Operations ..................................     1,520,175    7,734,314
                                                         ------------ ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income ..............................      (425,609)    (231,623)
   In Excess of Net Investment Income .................            --      (13,418)
   Realized Capital Gains .............................    (6,851,460)  (1,307,422)
                                                         ------------ ------------
   Total Distributions ................................    (7,277,069)  (1,552,463)
                                                         ------------ ------------
CAPITAL SHARE TRANSACTIONS(1):
   Proceeds from Shares Issued ........................    63,238,961   30,009,093
   Proceeds from Shares Issued in Lieu of
     Cash Distributions ...............................     6,853,795    1,480,109
   Cost of Shares Redeemed ............................   (15,232,207) (20,855,390)
                                                         ------------ ------------
     Increase in Net Assets from
         Capital Share Transactions ...................    54,860,549   10,633,812
                                                         ------------ ------------
     Total Increase in Net Assets .....................    49,103,655   16,815,663

NET ASSETS:
   Beginning of Period ................................    60,918,329   44,102,666
                                                         ------------ ------------
   End of Period ......................................  $110,021,984 $ 60,918,329
                                                         ============ ============
(1) SHARES ISSUED AND REDEEMED:
Issued ................................................     4,206,133    2,163,990
In Lieu of Cash Distributions .........................       501,453      115,781
Redeemed ..............................................    (1,008,080)  (1,544,092)
                                                         ------------ ------------
NET INCREASE IN SHARES ................................     3,699,506      735,679
                                                         ============ =============

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
STERLING CAPITAL FUNDS
BALANCED FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                                               YEAR        YEAR
                                                               ENDED      ENDED
                                                            OCTOBER 31,  OCTOBER 31,
                                                               2001        2000
                                                           ------------ ------------
INVESTMENT ACTIVITIES:
   Net Investment Income ..............................  $ 1,042,294  $ 1,446,992
   Net Realized Gain (Loss) ...........................       (66,765)     876,599
   Net Change in Unrealized Depreciation ..............    (4,027,650)    (503,074)
                                                         ------------ ------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations ..................................    (3,052,121)   1,820,517
                                                         ------------ ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income ..............................    (1,104,839)  (1,581,395)
   Realized Capital Gains .............................    (1,013,798)  (5,390,010)
                                                         ------------ ------------
   Total Distributions ................................    (2,118,637)  (6,971,405)
                                                         ------------ ------------
CAPITAL SHARE TRANSACTIONS(1):
   Proceeds from Shares Issued ........................     9,633,425   12,807,305
   Proceeds from Shares Issued in Lieu of
     Cash Distributions ...............................     2,077,029    6,665,612
   Cost of Shares Redeemed ............................   (13,392,435) (26,723,970)
                                                         ------------ ------------
     Decrease in Net Assets from
         Capital Share Transactions ...................    (1,681,981)  (7,251,053)
                                                         ------------ ------------
     Total Decrease in Net Assets .....................    (6,852,739) (12,401,941)

NET ASSETS:
   Beginning of Period ................................    49,503,307   61,905,248
                                                         ------------ ------------
   End of Period ......................................  $ 42,650,568 $ 49,503,307
                                                         ============ ============
(1) SHARES ISSUED AND REDEEMED:
   Issued .............................................       967,522    1,208,129
   In Lieu of Cash Distributions ......................       194,322      622,229
   Redeemed ...........................................    (1,309,915)  (2,527,296)
                                                         ------------ ------------
NET DECREASE IN SHARES ................................      (148,071)    (696,938)
                                                         ============ ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
STERLING CAPITAL FUNDS
SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        JANUARY 2,
                                            YEARS ENDED                  1997* TO
                                             OCTOBER 31,                OCTOBER 31,
                               ----------------------------------------
                                 2001(1)       2000      1999      1998       1997
                               ----------     ------    ------    ------   ----------
Net Asset Value,
   Beginning of Period         $    14.65     $ 12.88  $ 11.93   $  13.72    $  10.00
                               ----------     -------  -------   --------    --------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net Investment Income             0.09        0.06     0.03         --        0.01
   Net Realized and
     Unrealized Gain (Loss)          0.85        2.16     1.04      (1.35)       3.72
                               ----------     -------  -------   --------    --------
   Total from Investment
     Operations                      0.94        2.22     1.07      (1.35)       3.73
                               ----------     -------  -------   --------    --------
Distributions:
   Net Investment Income            (0.08)      (0.07)   (0.02)        --       (0.01)
   Net Realized Capital Gains       (1.51)      (0.38)   (0.10)     (0.44)         --
                               ----------     -------  -------   --------    --------
     Total Distributions            (1.59)      (0.45)   (0.12)     (0.44)      (0.01)
                               ----------     -------  -------   --------    --------
Net Asset Value,
    End of Period              $    14.00     $ 14.65  $ 12.88   $  11.93    $  13.72
                               ==========     =======  =======   ========    ========
TOTAL RETURN[dagger]                 6.70%      17.77%    9.02%    (10.08)%     37.34%
                               ==========     =======  =======   ========    ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000)  $110,022      $60,918  $44,103  $ 35,231     $19,888
Ratio of Expenses to
   Average Net Assets                1.25%**     1.26%    1.25%      1.25%       1.25%
Ratio of Net Investment
   Income to Average Net Assets      0.33%**     0.42%    0.22%      0.01%       0.06%
Portfolio Turnover Rate                62%         98%      50%        70%         50%

 * COMMENCEMENT OF OPERATIONS. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. ** WITHOUT WAIVERS THESE RATIOS WOULD HAVE BEEN 1.37% AND 0.21%, RESPECTIVELY.
 + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
(1)THE INFORMATION SET FORTH IN THIS TABLE FOR THE PERIODS PRIOR TO MARCH 16, 2001, IS THE FINANCIAL DATA OF THE SMALL CAP VALUE FUND, A SERIES OF THE UAM FUNDS. SEE NOTE 1 IN NOTES TO THE FINANCIAL STATEMENTS.

 AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
STERLING CAPITAL FUNDS
BALANCED FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                 YEARS ENDED OCTOBER 31,

                                        2001(1)    2000      1999      1998      1997
                                       --------  --------  --------  --------  --------
Net Asset Value,
   Beginning of Period                  $ 11.24   $ 12.13   $ 12.81   $ 13.91   $ 12.55
                                        -------   --------  --------  -------   -------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net Investment Income                   0.25      0.33      0.34      0.33      0.32
   Net Realized and
     Unrealized Gain (Loss)               (0.96)     0.21      0.28      0.52      2.32
                                        -------   --------  --------  -------   -------
   Total from Investment
     Operations                           (0.71)     0.54      0.62      0.85      2.64
                                        -------   --------  --------  -------   -------
Distributions:
   Net Investment Income                  (0.27)    (0.35)    (0.32)    (0.34)    (0.31)
   Net Realized Capital Gains             (0.24)    (1.08)    (0.98)    (1.61)    (0.97)
                                        -------   --------  --------  -------   -------
     Total Distributions                  (0.51)    (1.43)    (1.30)    (1.95)    (1.28)
                                        -------   --------  --------  -------   -------
Net Asset Value,
    End of Period                       $ 10.02   $ 11.24   $ 12.13   $ 12.81   $ 13.91
                                        =======   =======   =======   =======   =======
TOTAL RETURN[dagger]                      (6.60)%    5.28%     5.12%     6.58%    22.58%
                                        =======   =======   =======   =======   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000)        $42,651    $49,503   $61,905   $78,544   $78,283
Ratio of Expenses to
   Average Net Assets                    1.11%*      1.12%     1.11%     1.11%     1.07%
Ratio of Net Investment
   Income to Average Net Assets          2.30%*      2.88%     2.55%     2.46%     2.47%
Portfolio Turnover Rate                    86%        121%++     82%       82%      133%++

 * WITHOUT WAIVERS THESE RATIOS WOULD HAVE BEEN 1.27% AND 2.14%, RESPECTIVELY.
 + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
++ THE PORTFOLIO TURNOVER RATE WAS HIGHER THAN NORMALLY
   ANTICIPATED DUE TO INCREASED SHAREHOLDER ACTIVITY WITHIN THE FUND.
(1)THE INFORMATION SET FORTH IN THIS TABLE FOR THE PERIODS PRIOR TO MARCH 16, 2001, IS
   THE FINANCIAL DATA OF THE BALANCED FUND, A SERIES OF THE UAM FUNDS. SEE NOTE 1
   IN THE NOTES TO THE FINANCIAL STATEMENTS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO THE FINANCIAL STATEMENTS
STERLING CAPITAL FUNDS                                          OCTOBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with fifteen portfolios. The financial statements herein are those of the Sterling Capital Funds (the "Funds"). The financial statements of the remaining Funds are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

On February 23, 2001, the shareholders of the UAM Sterling Partners' Balanced Fund and the Sterling Partners' Small Cap Value Fund (the "UAM Portfolios") voted to approve a tax-free reorganization of the UAM Portfolios through a transfer of all assets and liabilities to The Advisors' Inner Circle Funds Sterling Capital Balanced Fund and Sterling Capital Small Cap Value Fund. The reorganization took place on March 16, 2001.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds.

     SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Securities for which market quotations are not readily available (of which there are none as of October 31, 2001) are valued at fair value as determined in good faith by or in accordance with procedures approved by, the Board of Trustees.

     FEDERAL INCOME TAXES -- It is each Fund's intention to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs

NOTES TO THE FINANCIAL STATEMENTS
STERLING CAPITAL FUNDS                                          OCTOBER 31, 2001
--------------------------------------------------------------------------------
     used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

     NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

     EXPENSES -- Expenses that are directly related to the Funds are charged to the specific Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets compared to the aggregate daily net assets of the Trust.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements and provisions adopted by the Advisor ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

     Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period the differences arise. Accordingly, the Sterling Capital Small Cap Value Fund reclassified $107,610 from distributions in excess of net investment income to accumulated net realized gain on investments. This reclassification had no effect on net assets or net asset value.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO THE FINANCIAL STATEMENTS
STERLING CAPITAL FUNDS                                          OCTOBER 31, 2001
--------------------------------------------------------------------------------

     ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED -- On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Funds does not expect any material impact on results of operations or financial condition of the Funds upon adoption of the provisions of the Guide.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

The Funds have entered into an agreement with the Distributor to act as an agent in placing repurchase agreements for the Funds. For its services, the Distributor received $2,671 for the year ended October 31, 2001.

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services at an annual rate of:

                 .150% on the first $250 million in Fund assets
                 .125% on the next $250 million in Fund assets
                 .100% on all Fund assets over $500 million

The Funds are subject to a minimum annual administration fee of $250,000, allocated by each Fund's daily net assets. There is also a minimum annual admin-istration fee of $100,000 per additional Fund and $20,000 per additional class.

Prior to the reorganization of the Trust from UAMFunds to The Advisors' Inner Circle Funds, the Portfolios had an agreement with UAMFund Services, Inc. (the "Administrator") a wholly-owned subsidiary of UAM, to provide administrative services for the Portfolios and to pay Administrator fees of 0.073% and 0.093% per annum of the daily average net assets of the Sterling Partners' Small Cap Value and Sterling Partners' Balanced Portfolios, respectively.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Funds.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

NOTES TO THE FINANCIAL STATEMENTS
STERLING CAPITAL FUNDS                                          OCTOBER 31, 2001
--------------------------------------------------------------------------------
5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Trust and Sterling Capital Management, LLC (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 1.00% of the Small Cap Value Fund's daily average net assets and 0.75% of the Balanced Fund's daily average net assets. The Adviser has, on a voluntary basis, agreed to waive its fee in order to limit the Funds total operating expenses to a maximum of 1.25% and 1.11% of daily average net assets of the Small Cap Value and Balanced Funds, respectively. The Adviser at its sole discretion reserves the right to terminate this arrangement at any time.

First Union National Bank acts as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2001 are as follows:

                                                  SMALL CAP       BALANCED
                                                 VALUE FUND         FUND
                                                ------------     -----------
Purchases
  U.S. Government ............................  $         --     $ 5,552,859
  Other ......................................   100,259,340      31,606,681
Sales
  U.S. Government ............................            --      11,667,168
  Other ......................................    54,494,061      28,340,692

At October 31, 2001, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at October 31, 2001, is as follows:

                                                  SMALL CAP       BALANCED
                                                 VALUE FUND         FUND
                                                ------------     -----------
Aggregate gross unrealized
  appreciation ...............................   $ 8,534,945      $2,102,690
Aggregate gross unrealized
  depreciation ...............................   (14,644,852)     (2,700,555)
                                                ------------      ----------
Net unrealized depreciation ..................  $ (6,109,907)     $ (597,865)
                                                ============      ==========

The cumulative wash sales for the Funds for the year ended October 31, 2001 were $225,238 and $331,971 for the Small Cap Value and Balanced Funds, respectively.

SHAREHOLDER VOTING RESULTS (UNAUDITED)
STERLING CAPITAL FUNDS                                          OCTOBER 31, 2001
--------------------------------------------------------------------------------

SHAREHOLDER MEETINGS

A special meeting of the shareholders of the UAM Funds Sterling Partners' Small Cap Value and Balanced Portfolios (the "UAM Portfolios") was held on February 23, 2001 to vote on the following matter:

PROPOSAL

To approve the tax-free reorganization of the UAM Portfolios through a transfer of all assets and liabilities to the Advisors' Inner Circle Funds Sterling Capital Small Cap Value Fund and Sterling Capital Balanced Fund.

                                SMALL CAP                    BALANCED
                               VALUE FUND                      FUND
                               --------------               --------
% For                             54.67%                      76.52%
% Against                            --                          --
% Abstain                         45.33%                      23.48%

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Sterling Capital Funds Small Cap Value and Balanced Funds of
The Advisors' Inner Circle Fund:

We have audited the accompanying statements of net assets of Sterling Capital Funds Small Cap Value and Balanced Funds (the "Funds"), two of the funds constituting The Advisors' Inner Circle Fund, as of October 31, 2001, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets and financial highlights for the periods presented prior to October 31, 2001, were audited by other auditors, whose report dated December 20, 2000, expressed an unqualified opinion thereon.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sterling Capital Funds Small Cap Value and Balanced Funds of The Advisors' Inner Circle Fund as of October 31, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP



Philadelphia, Pennsylvania
December 14, 2001

                             NOTICE TO SHAREHOLDERS
                                       OF
                         THE ADVISORS' INNER CIRCLE FUND
                                   (UNAUDITED)
--------------------------------------------------------------------------------
For shareholders that do not have an October 31, 2001 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2001 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2001, each Fund is designating the following items with regard to distributions paid during the year.

                       LONG TERM
                      (20% RATE)      ORDINARY
                      CAPITAL GAIN    INCOME      TAX-EXEMPT       TOTAL          QUALIFYING
FUND                 DISTRIBUTIONS  DISTRIBUTIONS  INTEREST    DISTRIBUTIONS     DIVIDENDS (1)
----------          --------------  ------------- ----------   -------------     -------------
Sterling Capital
   Small Cap Value Fund . 45.30%         54.70%       0.00%      100.00%          20.08%
Sterling Capital
   Balanced Fund ........ 47.85%         52.15%       0.00%      100.00%          44.31%

(1)QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION AND ARE REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS".

                                      NOTES

                             STERLING CAPITAL FUNDS
                                P.O. Box 219009
                           Kansas City, MO 64121-9009

                                    ADVISER:
                        Sterling Capital Management, LLC
                             One First Union Center
                        301 S. College Street, Suite 3200
                               Charlotte, NC 28202

                                  DISTRIBUTOR:
                         SEI INVESTMENTS DISTRIBUTION CO.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI INVESTMENTS MUTUAL FUNDS SERVICES
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                               1800 M Street N.W.
                              Washington, DC 20036

                         INDEPENDENT PUBLIC ACCOUNTANTS:
                               ARTHUR ANDERSEN LLP
                               1601 Market Street
                             Philadelphia, PA 19103

          This information must be preceded or accompanied by a current prospectus for the Funds described.

SCM-AR-001-0100